AMENDMENT NO. 4 AND LIMITED WAIVER
TO
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 AND LIMITED WAIVER TO LOAN AND SECURITY AGREEMENT (this "***Fourth Amendment***") is entered as of October 1, 2007, by and between ENERGY FOCUS, INC., a Delaware corporation, formerly known as FIBERSTARS, INC., a Delaware corporation ("***Borrower***"), and SILICON VALLEY BANK, ("***Bank***"). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Bank have entered into that certain Amended and Restated Loan and Security Agreement dated as of December 30, 2005, as amended (the "***Loan Agreement***"), pursuant to which the Bank has agreed to extend and make available to Borrower certain advances of money.

B. Borrower (a) is in default under Section 5.1 of the Loan Agreement due to its failure to comply with the financial covenant, and (b) desires that Bank waive the Existing Defaults (as defined below) and amend the Loan Agreement upon the terms and conditions more fully set forth herein.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Fourth Amendment, Bank is willing to provide the limited waiver contained herein and so amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. EVENT OF DEFAULT. Borrower acknowledges that there exists an Event of Default under the Loan Agreement due to its failure to comply with the Minimum Tangible Net Worth covenant for the months ending April 30, 2007, May 31, 2007, June 30, 2007, July 31, 2007, August 30, 2007 and September 30, 2007, as set forth in Section 5.1 of the Schedule to Loan Agreement (the "***Existing Defaults***").

2. LIMITED WAIVER. Bank hereby agrees, subject to the terms of Section 6 hereof, to waive the Existing Defaults.

3. AMENDMENTS TO LOAN AGREEMENT.

3.1 Section 6.1 (Maturity Date). The first paragraph of Section 6.1 (Maturity Date) of Section 4 of Schedule to the Loan Agreement is hereby amended and restated as follows:

The maturity date with respect to Advances is December 31, 2007 (the "Revolving Maturity Date").

3.2 Section 5.1 of the Schedule to Loan Agreement (Minimum Tangible Net Worth). Section 5.1 of the Schedule to Loan Agreement (Minimum Tangible Net Worth) is hereby amended and restated as follows:

(Section 5.1):	Borrower shall comply with each of the following covenants:
Minimum Tangible Net Worth (Monthly):	As of the last day of each month, Borrower shall maintain a Tangible Net Worth of not less than $14,500,000 through December 31, 2007 *plus* fifty percent (50%) of all consideration received after the Effective Date for equity securities of Borrower and Subordinated Debt and twenty-five percent (25%) of quarterly net income. Increases in the Minimum Tangible Net Worth covenant based on consideration received for (a) equity securities of Borrower and Subordinated Debt shall be effective as of the end of each month in which such consideration is received and (b) quarterly income shall be effective as of the end of each fiscal quarter, and shall continue effective thereafter.

3.3 Section 7(1) of the Schedule to Loan Agreement (Banking Relationship). Section 7(1) of the Schedule to Loan Agreement (Banking Relationship) is hereby amended and restated as follows:

(1) **Banking Relationship.** Borrower shall at all times maintain with Bank or an affiliate of Bank, its primary deposit, investment accounts and all excess cash.

4. **BORROWER'S REPRESENTATIONS AND WARRANTIES.** Borrower represents and warrants that:

(a) immediately upon giving effect to this Fourth Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b) Borrower has the corporate power and authority to execute and deliver this Fourth Amendment and to perform its obligations under the Loan Agreement, as amended by this Fourth Amendment;

(c) the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank in connection with Amendment No. 2 to the Loan Agreement remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d) the execution and delivery by Borrower of this Fourth Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Fourth Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(e) this Fourth Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights; and

(f) as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Fourth Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Bank is entering into this Fourth Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

5. **LIMITATION**. The waiver and amendments set forth in this Fourth Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

6. **EFFECTIVENESS**. This Fourth Amendment shall become effective upon the satisfaction of all the following conditions precedent:

6.1 **Amendment**. Borrower and Bank shall have duly executed and delivered this Fourth Amendment to Bank.

6.2 **Payment of Amendment Fee**. Borrower shall have paid Bank an amendment fee equal to $6,250.00.

6.3 **Payment of Bank Expenses**. Borrower shall have paid all Bank Expenses (including all reasonable attorneys' fees and reasonable expenses) incurred through the date of this Fourth Amendment.

7. **COUNTERPARTS**. This Fourth Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Fourth Amendment.

8. **INTEGRATION**. This Fourth Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with

respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Fourth Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrowers shall remain in full force and effect.

9. **Governing Law; Venue.** THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed as of the date first written above.

BORROWER:

ENERGY FOCUS, INC., F/K/A FIBERSTARS, INC., a Delaware corporation

By: Nicholas G Berchtold

Printed Name: NICHOLAS G. BERCHTOLD

Title: CHIEF FINANCIAL OFFICER

BANK:

SILICON VALLEY BANK

By:______________________________

Printed Name:________________________

Title:______________________________